Filed pursuant to Rule 497

Registration No. 333-237125

BLACKSTONE REAL ESTATE INCOME FUND

Supplement No. 1, dated July 13, 2020, to the

Prospectus, dated May 1, 2020 (the “Prospectus”), for Common Shares of Beneficial Interest

After careful consideration, the Investment Manager has recommended, and the Board of Trustees of the Fund (the “Board”) has approved, subject to shareholder approval, (i) the liquidation, dissolution and termination (the “Dissolution”) of the Fund, Blackstone Real Estate Income Fund II (“Feeder Fund II”) and Blackstone Real Estate Income Master Fund (the “Master Fund” and, together with the Fund and Feeder Fund II, the “Funds”) and (ii) an amendment to each Fund’s Amended and Restated Declaration of Trust (the “Declaration Amendment”) related to the extent of the shareholder approval required to effectuate the Dissolution. In the coming weeks, the Fund expects to file and provide shareholders with a proxy statement to seek shareholder approval of the proposed Dissolution and the Declaration Amendment, which will include further information regarding the proposals.

The Investment Manager, part of Blackstone Real Estate Debt Strategies, strives to be a long-term trusted partner to its valued clients and believes that an orderly wind down would provide shareholders with the best path to maximize portfolio recovery while also providing shareholders with liquidity. The Funds continue to be actively managed, have recently built a strong cash position and as of the date of this Supplement, the Master Fund’s assets have begun to see a recovery in pricing since the recent trough related to the outbreak of COVID-19.

Effective immediately, the Fund’s Prospectus is amended to incorporate the following information:

Suspension of Sales. Effective as of the date of this Supplement, the Fund is suspending offers and sales of its Shares.

Repurchase Offers. Pending the approval and implementation of the Dissolution, the Fund no longer expects to offer to repurchase a portion of the Shares from shareholders four times each year. Although the Investment Manager may still recommend that the Board approve one or more repurchase offers during this period, there is no guarantee it will do so or that the Board will approve any such repurchase.

Mechanics of Liquidation. If shareholders approve the Dissolution, the Funds expect to implement a Plan of Liquidation and Termination pursuant to which the Funds will seek to conduct an orderly liquidation to harvest the value of their assets, pay debts, make liquidating distributions to shareholders and otherwise wind up their affairs with the goal of maximizing value for shareholders. If the Dissolution is approved, the Funds currently expect to return liquidation proceeds through quarterly distributions, while aiming to complete the liquidation around mid-2021, all subject to market conditions. The mid-2021 target final liquidation date is not definitive, and the completion of the liquidation may occur before or after this target date.

Although the Investment Manager will seek to maximize value in the liquidation, there is no assurance it will be successful in doing so. The Master Fund and the Fund may depart from their stated investment objectives and policies as the Master Fund liquidates its holdings. The Fund and the Master Fund will bear the costs in connection with the liquidation, including with respect to sales of assets and repayment of debt. As a result of these costs, as well as potential market movements, shareholders may receive less than the Fund’s net asset value per Share as of the date of this Supplement and as of the date of any approval of the Dissolution.

Automatic Dividend Reinvestment Plan. Effective as of the date of this Supplement, the Automatic Dividend Reinvestment Plan (the “Plan”) of the Fund has been suspended. As a result of the suspension of the Plan, no distributions (including the Fund’s distribution to shareholders of record as of June 30, 2020) will be reinvested in additional Shares after the date of this Supplement and instead shareholders will receive any distributions in cash.

Management Fee, Incentive Fee and Expense Limitation and Reimbursement Agreement. If shareholders approve the Dissolution, the Investment Manager will waive its Management Fee and Incentive Fee from the first day of the month following the effective date of such approval through the remaining life of the Funds. The Board has approved, if shareholders approve the Dissolution, the termination of the Expense Limitation and Reimbursement Agreement between the Investment Manager and the Fund. As a result, the Investment Manager would no longer be obligated to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.35% of net assets (annualized) and would no longer be entitled to reimbursement of any previous expenses borne by the Investment Manager on behalf of the Fund.

U.S. Federal Income Tax Matters. For U.S. federal income tax purposes, the Dissolution would be a taxable event, causing the shareholders of the Fund that are subject to U.S. federal income tax to recognize any gain or loss in their Fund shares. Any liquidating distributions paid to each shareholder would generally be treated for U.S. federal income tax purposes as a payment in exchange for the shareholder’s shares (except for any portion of the liquidating distribution that is treated as a dividend for U.S. federal income tax purposes), and a shareholder subject to U.S. federal income tax generally would recognize capital gain or loss equal to the difference between (i) the amounts of the distributions that are treated as payment in exchange for the shareholder’s shares, including the fair market value of any assets distributed in kind, and (ii) his or her basis in such shares. A shareholder should consult with his/her tax advisor to discuss the Fund’s liquidation and the potential tax consequences to the shareholder.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this Supplement for future reference.